                                                                  EXHIBIT 10.25


                          REGISTRATION RIGHTS AGREEMENT


          REGISTRATION RIGHTS AGREEMENT, dated as of __________, 1997 (this "Agreement"), among Westfield America, Inc., a Missouri corporation (the "Company"), Westfield Holdings Limited, an Australian public corporation ("WHL"), for the benefit of WHL and each of its subsidiaries (collectively, "Westfield Holdings"). Capitalized terms used but not otherwise defined herein have their respective meanings set forth in Section 1 of this Agreement.

                              W I T N E S S E T H:

          WHEREAS, the Company plans to commence an underwritten initial public offering (the "Public Offering") of shares of Common Stock, par value $.01 per share (the "Common Stock"), of the Company;

          WHEREAS, in connection with the Public Offering, the Company desires to enter into various agreements with WHL and certain of its subsidiaries or amend existing contractual arrangements with such entities;

          WHEREAS, the parties hereto desire to enter into this Agreement for the purpose of providing for certain registration rights for the benefit of the holders of Registrable Securities; and

          WHEREAS, the execution and delivery of this Agreement is a condition precedent to the various agreements and amendments with Westfield Holdings in connection with the Public Offering.

          NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to and on the terms and conditions set forth, the parties hereto hereby agree as follows:

          1. DEFINITIONS. For purposes of this Agreement, the following terms shall have the following respective meanings:

          AFFILIATE: As applied to any Person, any Person directly or indirectly controlling or controlled by or under common control with such Person.

          BOARD:  The Board of Directors of the Company.

          BUSINESS DAY: Each day other than a Saturday, a Sunday or any other day on which banking institutions in the City of New York are authorized or obligated by law or executive order to be closed.

          COMMISSION: The Securities and Exchange Commission and any successor federal agency having similar powers.

          COMMON STOCK:  As defined in the first recital of this Agreement.

          COMPANY: As defined in the introductory paragraph of this Agreement.

          EFFECTIVENESS DATE: The three-year anniversary of the closing of the Public Offering for Common Stock held prior to consummation of the Public Offering and 90 days (one-year, in the case of an initial Shelf Registration or Shelf Registration) for all other Common Stock.

          EFFECTIVENESS PERIOD:  As defined in Section 2.1(a).

          INITIAL SHELF REGISTRATION:  As defined in section 2.1(a).

          INITIATING HOLDER: WHL and each subsidiary of WHL that holds or will hold Registrable Securities or any transferee or transferees to whom Registrable Securities shall have been transferred holding in the aggregate at least 50% of the total number of Registrable Securities outstanding at the time of any request pursuant to section 2.2.

          OTHER SECURITIES: Any stock (other than Common Stock) and any other securities of the Company or any other Person (corporate or otherwise) which the holders of the Registrable Securities at any time shall be entitled to receive, or shall have received, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock.

          PERSON: Any individual, firm, corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, limited liability company, government (or an agency or political subdivision thereof) or other entity of any kind, including any successor (by merger or otherwise) of such entity.

          PUBLIC OFFERING:  As defined in the first recital of this Agreement.

          REGISTRABLE SECURITIES: (i) The shares of Common Stock (or Other Securities) held by Westfield Holdings upon completion of the Public Offering, (ii) any other shares of Common Stock (or Other Securities) thereafter acquired by Westfield Holdings and (iii) any securities issued or issuable with respect to such shares of Common Stock (or Other Securities) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) such securities shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, (iii) such securities shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and in the opinion of counsel to the Company reasonably acceptable to the holder of such Registrable Security, each in their reasonable judgment, the subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then enforced, (iv) such securities shall have ceased to be outstanding, or (v) such securities may be sold or transferred pursuant to Rule 144(k) (or any similar provisions then in force) under the Securities Act.

          REGISTRATION EXPENSES: All expenses incident to the Company's performance of or compliance with sections 2 and 3, including, without limitation, all registration, filing and National Association of Securities Dealers, Inc. fees, all fees and expenses of complying with securities or blue sky laws and the preparation of a blue sky memorandum, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "comfort" letters required by or incident to such performance and compliance, the reasonable fees and disbursements of one special counsel retained by the holders of the Registrable Securities being registered, fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriting discounts and commissions, and fees and expenses of any Person, including special experts, retained by the Company and the Initiating Holders, PROVIDED that, in any case where Registration Expenses are not to be borne by the Company, such expenses shall not include salaries of Company personnel or general overhead expenses of the Company, auditing fees, or other expenses for the preparation of financial statements or other data normally prepared by the Company in the ordinary course of its business or which the Company would have incurred in any event.

          REQUIRED HOLDERS. Westfield Holdings or the holders of at least 25% of the Registrable Securities.

          SECURITIES ACT: The Securities Act of 1933, as amended, or any similar federal statute, as at the time in effect, and any reference to a particular section of such Act shall include a reference to the comparable section, if any, of any such similar federal statute.

          SHELF REGISTRATION: A "shelf" registration for an offering to be made on a continuous basis pursuant to Rule 415 of Regulation C (17 C.F.R.
Section 240.415) promulgated under the Securities Act, or similar rule that may be adopted by the Commission.

          SUBSEQUENT SHELF REGISTRATION:  As defined in section 2.1(b).

          2. REGISTRATION UNDER SECURITIES ACT, ETC. 2.1 SHELF REGISTRATIONS. (a) INITIAL SHELF REGISTRATION. The Company agrees that, upon the request of any Initiating Holder made at any time after the Effectiveness Date, the Company shall use all reasonable efforts to prepare and cause to be filed with the Commission a registration statement for a Shelf Registration covering up to the aggregate number of Registrable Securities and permitting sales in ordinary course brokerage or dealer transactions (the "Initial Shelf Registration") on or as soon as practicable after the Effectiveness Date. The Company agrees to use all reasonable efforts to cause the Initial Shelf Registration to be declared effective under the Securities Act within three months after it is filed with the Commission (the "Initial Shelf Registration Statement"). The Initial Shelf Registration Statement shall be on a Form S-3 or other appropriate form permitting registration of such Registrable Securities for resale by such holders in the manner or manners designated by them (including, without limitation, one or more underwritten offerings). The Company shall use all reasonable efforts to keep the Initial Shelf Registration Statement continuously effective under the Securities Act for the period ending when
(x) all Registrable Securities covered by the Initial Shelf Registration Statement have been sold pursuant thereto, (y) no Registrable Securities remain outstanding, or (z) a Subsequent Shelf Registration covering all of the Registrable Securities has been declared effective under the Securities Act.

          (b) SUBSEQUENT SHELF REGISTRATIONS. If the Initial Shelf Registration or any Subsequent Shelf Registration ceases to be effective for any reason at any time during the Effectiveness Period (other than pursuant to clauses (x) or (y) of section 2.1(a)), the Company shall use every reasonable effort to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event within 120 days of such cessation of effectiveness, amend such Shelf Registration in a manner reasonably expected to obtain the withdrawal of such order or file an additional Shelf Registration covering all of the Registrable Securities (a "Subsequent Shelf Registration"). If a Subsequent Shelf Registration is filed, the Company shall use all reasonable efforts to cause the Subsequent Shelf Registration to be declared effective as soon as practicable after such filing and to keep such registration statement effective for a period equal to the Effectiveness Period less the aggregate number of days during which the Initial Shelf Registration or any Subsequent Shelf Registration was previously effective.

          (c) REGISTRATION RIGHTS EXCLUSIVE. The Company will not register securities for sale for the account of any Person other than holders of Registrable Securities, and will not register any securities other than Registrable Securities in any registration of Registrable Securities pursuant to this section 2.1. The Company will not grant to any Person the right to request a registration of securities not permitted by this subdivision (c).

          (d) SUPPLEMENTS AND AMENDMENTS. The Company shall supplement and amend the Initial Shelf Registration or any Subsequent Shelf Registration if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration, if required by the Securities Act or if reasonably requested by any underwriter of such Registrable Securities. Notwithstanding the foregoing, but subject to the rights of holders of Registrable Securities under section 2.3, if the Company shall furnish to the Initiating Holders a certificate signed by a President or an Executive Vice President of the Company stating that in the good faith judgment of the Board it would be significantly disadvantageous to the Company and its shareholders for any such Shelf Registration Statement to be amended or supplemented, the Company may defer such amending or supplementing of such Shelf Registration Statement for not more than 60 days and in any such event the holders shall be required to discontinue disposition of any Registrable Securities covered by such Shelf Registration Statement during such period.

          2.2 REGISTRATION ON REQUEST. (a) REQUEST. At any time after the Effectiveness Date, upon the written request of one or more Initiating Holders, requesting that the Company effect the registration under the Securities Act (which shall be a Shelf Registration if requested by the Initiating Holders after the one-year anniversary of the Public Offering), of all or part of such Initiating Holders' Registrable Securities and specifying the intended method or methods of disposition thereof, the Company will promptly, but in any event within 20 days, give written notice of such requested registration to all holders of Registrable Securities and thereupon will use all reasonable efforts to effect the registration under the Securities Act of all Registrable Securities of the Initiating Holders requested to be registered within 15 days after receipt of the Company's notice, all to the extent required to permit the disposition (in accordance with the intended methods thereof as aforesaid) of Registrable Securities so to be registered, PROVIDED that the Company shall not be required to effect a registration pursuant to this section 2.2 until a period of six months shall have elapsed from the effective date of the most recent registration previously effected pursuant to this section 2.2, and PROVIDED further that, the Company shall not be required to effect more than three such registrations in the aggregate at the request of Initiating Holders pursuant to this section 2.2. Notwithstanding the foregoing, but subject to the rights of holders of Registrable Securities under section 2.3, if the Company shall furnish to the Initiating Holders a certificate signed by a President or an Executive vice President of the Company stating that in the good faith judgment of the Board it would be significantly disadvantageous to the Company and its shareholders for such registration statement to be filed on or before the filing which would otherwise be required pursuant to this section 2.2, the Company may defer the filing (but not the preparation) of the registration statement which is required to effect any registration pursuant to this section 2.2 for an additional period of not more than 60 days following the anticipated filing of such registration statement, PROVIDED that at all times the Company is in good faith using all reasonable efforts to cause such registration statement to become effective.

          (b) REGISTRATION STATEMENT FORM. Each registration requested pursuant to this section 2.2 shall be effected by the filing of a registration statement on any form which the Company is eligible to use, such form (which form shall be suitable for a Shelf Registration, if applicable) to be selected by the Company after consultation with counsel and notice of such selection of such form to be delivered to the holders of all Registrable Securities eligible to participate in such registration. Such selection shall be final unless the use of such form has been objected to in writing by the Required Holders.

          (c) EFFECTIVE REGISTRATION STATEMENT. A registration requested pursuant to this section 2.2 shall not be deemed to be effected unless it has been declared effective by the Commission or otherwise becomes effective, PROVIDED that a registration which does not become effective after the Company has filed a registration statement with respect thereto solely by reason of the refusal to proceed of all of the Initiating Holders (other than any refusal to proceed based upon (i) the advice of their counsel that the registration statement, or the prospectus contained therein, contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing or (ii) the discovery of a material adverse change in the condition, business or prospects of the Company from that known to the Initiating Holders at the time of their request that makes the proposed offering unreasonable in the good faith judgment of such Holders) shall be deemed to have been effected by the Company at the request of such holders. Notwithstanding the foregoing, a registration requested pursuant to this section 2.2 shall not be deemed to have been effected for purposes of this section 2.2 if

          (i) the registration does not remain effective for a period of at least 120 days (or one year, in the case of a Shelf Registration) or, if earlier, until all the Registrable Securities requested to be registered in connection therewith were sold, or

          (ii) after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason prior to the sale of at least 85% of the securities to be sold pursuant to such registration statement, or

          (iii) the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied, other than by reason of some act or omission by the holders of the Registrable Securities that were to have been registered.

          (d) REGISTRATION RIGHTS EXCLUSIVE. The Company will not register securities for sale for the account of any Person other than holders of Registrable Securities, and will not register any securities other than Registrable Securities in any registration of Registrable Securities requested by one or more holders pursuant to this section 2.2, unless permitted to do so by the written consent of the Required Holders. The Company will not grant to any Person the right to request a registration of securities not permitted by this subdivision (d).

          (e) OTHER REQUESTS. Upon the written request of one or more holders of Registrable Securities (other than Initiating Holders), requesting that the Company effect the registration under the Securities Act of all or part of such holders' Registrable Securities and specifying the intended method or methods of disposition thereof, the Company will promptly, but in any event within 20 days, give written notice of such requested registration, including the names and addresses of such requesting holders, to all holders of Registrable Securities but shall not have any obligation to effect any registration pursuant to such request until it has received a request of Initiating Holders pursuant to section 2.2(a).

          2.3 INCIDENTAL REGISTRATION. (a) At any time after the Effectiveness Date, If the Company at any time proposes to register any of its equity securities under the Securities Act (other than pursuant to section 2.2 or on Form S-8, Form S-4 or any successor forms thereto), whether or not for sale for its own account, it will each such time give prompt written notice to all holders of Registrable Securities of its intention to do so, which notice shall be given to all such holders at least 30 days prior to the date such registration is proposed to be consummated, and, upon the written request of any such holder made within 15 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such holder and the intended method of disposition thereof), the Company will use all reasonable efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the holders thereof, on the same terms and conditions as the equity securities of the Company or, if such offering is for the account of other shareholders, the equity securities included therein, to the extent required to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered, PROVIDED that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company may, at its election, give written notice of such determination to each holder of Registrable Securities and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration, without prejudice, however, to the rights of any holder or holders of Registrable Securities to request that such registration be effected as a registration upon request under section 2.2. Notwithstanding the foregoing, if the Initial Shelf

Registration or any Subsequent Shelf Registration is then in effect, the Company shall have no obligation to effect the registration of Registrable Securities under this section 2.3 unless the securities proposed to be registered by the Company are to be disposed of in an underwritten public offering.

          (b) If the securities proposed to be registered by the Company are to be disposed of in an underwritten public offering, such notice of the Company's intention to register such securities shall designate the proposed underwriters of such offering (which shall be one or more underwriting firms of recognized national standing) and shall contain the Company's agreement to use all reasonable efforts, if requested to do so, to arrange for such underwriters to include in such underwriting the Registrable Securities which the Company has been so requested to register pursuant to this section 2.3, it being understood that the holders of such Registrable Securities shall have no right to select different underwriters for the disposition of their Registrable Securities.

          (c) No registration effected under this section 2.3 shall relieve the Company from its obligation to effect registrations upon request under section 2.2 or to effect the Initial Shelf Registration or any Subsequent Shelf Registration pursuant to section 2.1.

          (d) If a requested registration pursuant to this section 2.3 involves an underwritten offering, and the managing underwriter shall advise the Company in writing (with a copy to each holder of Registrable Securities requesting registration) that, in its opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in such offering within a commercially reasonable price range (such writing to state the basis of such opinion and the approximate number of shares of securities which may be included in such offering without such effect), the Company will include in such registration, to the extent of the number of securities which the Company is so advised can be sold in such offering, (i) first, securities that the Company proposes to issue and sell for its own account, (ii) second, Registrable Securities requested to be registered by the holders thereof pursuant to this section 2.3, pro rata among such holders on the basis of the number of shares of Common Stock proposed to be registered by such holders, and (iii) third, all other securities proposed to be registered.

          2.4 REGISTRATION PROCEDURES. If and whenever the Company is required to use its best efforts to effect the registration of any Registrable

Securities under the Securities Act as provided in section 2, the Company will promptly:

               (a) prepare and file with the Commission as promptly as practicable, but in any event not later than 90 days (or such longer period as may be required in order for the Company to comply with the applicable provisions under the Securities Act) after receipt of a request to file a registration statement with respect to Registrable Securities, a registration statement with respect to such Registrable Securities and use all reasonable efforts to cause such registration statement to become effective; PROVIDED, HOWEVER, that if the Company shall furnish to the Initiating Holders making such a request a certificate signed by a President or Executive Vice President of the Company stating that in the good faith judgment of the Board it would be significantly disadvantageous to the Company and its shareholders for such registration statement to be filed on or before the date such filing would be required, the Company shall have an additional period of not more than 60 days within which to file such registration statement; and PROVIDED, FURTHER, that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall provide each holder of Registrable Securities being registered in such registration and any attorney retained by such holder with an adequate and appropriate opportunity to participate in the preparation of such registration statement and each prospectus included therein (and each amendment or supplement thereto) to be filed with the Commission;

               (b) prepare and file with the Commission such amendments, post-effective amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective (or, in the case of a Shelf Registration, continuously effective) and to comply with the rules, regulations or instructions of the registration form utilized by the Company, the Securities Act and the rules and regulations thereunder with respect to the disposition of all Registrable Securities and other securities covered by such registration statement until the earlier of such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement or the expiration of six months (nine months, in the case of a Shelf Registration) after such registration statement becomes effective or, in the case of the Initial Shelf Registration or any

     Subsequent Shelf Registration, for the remainder of the Effectiveness Period (but not before the expiration of the 90-day period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder, if applicable); and will furnish to each such seller prior to the filing thereof a copy of any amendment, post-effective amendment or supplement to such registration statement or prospectus and shall not file any such amendment, post-effective amendment or supplement to which any such seller or holder shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder;

               (c) furnish to each seller of such Registrable Securities such number of conformed copies of such registration statement and of each such amendment, post-effective amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Securities Act, such documents, if any, incorporated by reference in such registration statement or prospectus, and such other documents, as such seller may reasonably request;

               (d) promptly prior to the filing of any document which is to be incorporated by reference into the registration statement or the prospectus (after initial filing of the registration statement), provide copies of such document to counsel to each seller of Registrable Securities, make the Company's representatives available for discussion of such document and make such changes in such document prior to the filing thereof as counsel for such selling holders may reasonably request;

               (e) use all reasonable efforts to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each seller of such Registrable Securities shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and do any and all other acts and things which may be necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of its Registrable Securities covered by such registration statement, except that the Company shall not for any such purpose be required to (i) qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (e) be obligated to be so qualified, (ii) subject itself to taxation in any such jurisdiction, or
     (iii) consent to general service of process in any such jurisdiction;

               (f) cooperate with the sellers of such Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and enable such Registrable Securities to be registered in such names as such sellers may request at least two Business Days prior to any sale of Registrable Securities;

               (g) use all reasonable efforts to cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable each seller thereof to consummate the disposition of such Registrable Securities;

               (h) furnish to each seller of such Registrable Securities a signed counterpart, addressed to such seller, of (i) an opinion of counsel for the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement) and (ii) a "comfort" letter, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities and, in the case of the accountants' letter, such other financial matters, as such seller may reasonably request;

               (i) immediately notify each seller of such Registrable Securities and (if requested by any such seller) confirm such advice in writing, (i) when or if the prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to the registration statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission for amendments or supplements to the registration statement or the prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (v) of the existence of any fact which makes any statement made in the registration statement, the prospectus or any document incorporated therein by reference untrue or which requires the making of any changes in the registration statement, the prospectus or any document incorporated therein by reference in order to make the statements therein not misleading;

               (j) if any fact contemplated by clause (i)(v) above shall exist, prepare a supplement or post-effective amendment to the registration statement or the related prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities the prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

               (k) use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of the registration statement at the earliest possible moment;

               (l) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its securities holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first month of the first fiscal quarter after the effective date of such registration statement, which earnings statement shall satisfy the provisions of section 11(a) of the Securities Act;

               (m) provide and cause to be maintained transfer agents and registrars for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement;

               (n) cause all Registrable Securities issuable upon exercise thereof, covered by the registration statement to be listed on each securities exchange on which similar securities issued by the Company are then listed if requested by the Required Holders;

               (o) enter into and perform any other customary agreements and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities;

               (p) make available for inspection by each holder of Registrable Securities included in such registration statement, any managing underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such holder or any managing underwriter, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the Company's and its subsidiaries' officers, directors and employees, and the independent public accountants of the Company, to supply all information reasonably requested by any such person in connection with such registration statement;

               (q) cooperate and cause the executive officers of the Company to cooperate in connection with such registration, to the extent reasonably requested by each seller of Registrable Securities or by the underwriters, if any, including, in the case of any underwritten registration upon request under Section 2.1 or 2.2, by making executive officers of the Company available for road show presentations and other investor meetings to the extent customary in similar underwritten offerings; and

               (r) use all reasonable efforts to take all other steps necessary to effect the registration of the Registrable Securities contemplated hereby and cooperate with the holders thereof to facilitate the disposition of such Registrable Securities pursuant thereto.

The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing and as shall be required by law or by the Commission in connection therewith.

          Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the existence of any fact of the kind described in clause (i)(v) of this section 2.4, such holder will forthwith discontinue disposition of Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by paragraph (j) of this section 2.4, or until it is advised in writing (the "Advice") by the Company that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the prospectus, and, if so directed by the Company, such holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the time periods regarding the effectiveness of registration statements set forth in paragraph (b) of this section 2.4 shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to clause (i)(v) of this section 2.4 to and including the date when each seller of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by paragraph (j) of this section 2.4 or the Advice.

          2.5 UNDERWRITTEN OFFERINGS. (a) UNDERWRITTEN OFFERINGS EXCLUSIVE. Whenever a registration requested by one or more holders pursuant to section 2.1 or 2.2 is for an underwritten offering, only Registrable Securities which are to be distributed by the underwriters designated by such holders may be included in such registration, unless such holders shall have permitted other securities to be included in such registration and such underwritten offering as provided in subdivision 2.2(e). If such holders shall determine that the number of Registrable Securities to be sold in any such underwritten offering should be limited due to market conditions or otherwise, the Company will include in such registration to the extent of the number which the Company is so advised can be sold in such offering (i) first, Registrable Securities requested to be included in such registration, PRO RATA among the holders thereof on the basis of the number of shares of Common Stock proposed to be registered by such holders,
(ii) second, securities that the Company proposes to issue and sell for its own account and (iii) third, all other securities proposed to be registered.

          (b) UNDERWRITING AGREEMENT. If requested by the underwriters for any underwritten offering of Registrable Securities on behalf of a holder or holders of Registrable Securities pursuant to a registration effected pursuant to section 2.1 or requested under section 2.2, the Company will enter into an underwriting agreement with such underwriters for such offering, such agree-ment to contain such representations and warranties by the Company and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnities to the effect and to the extent provided in section 2.7. The holders of Registrable Securities on whose behalf Registrable Securities are to be distributed by such underwriters shall be parties to any such underwriting agreement and the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters, shall also be made to and for the benefit of such holders of Registrable Securities. Such holders of Registrable Securities shall not be required by the Company to make any representations or warranties to or agreements with the Company or the underwriters other than reasonable representations, warranties or agreements regarding such holder, such holder's Registrable Securities and such holder's intended method or methods of disposition and any other representation required by law.

          (c) SELECTION OF UNDERWRITERS. Whenever a registration requested pursuant to section 2.2 is for an underwritten offering, the holders of a majority of the Registrable Securities included in such registration shall have the right to select the managing underwriter(s) to administer the offering, subject to the approval of the Company, such approval not to be unreasonably withheld. Whenever a holder of Registrable Securities desires to distribute its securities under a registration effected pursuant to section 2.1 in an underwritten offering, such holder shall have the right to select the managing underwriter(s) to administer the offering, subject to the approval of the Company, such approval not to be unreasonably withheld.

          2.6 PREPARATION; REASONABLE INVESTIGATION. In connection with the preparation and filing of each registration statement registering Registrable Securities under the Securities Act, the Company will give the holders of Registrable Securities on whose behalf such Registrable Securities are to be so registered and their underwriters, if any, and their respective counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such holders and such underwriters or their respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

          2.7  INDEMNIFICATION.  (a)    INDEMNIFICATION BY THE COMPANY.  The
Company will, and hereby does, indemnify and hold harmless, to the full extent permitted by law, in the case of any registration statement filed pursuant to
Section 2.1, 2.2 or 2.3, each holder of any Registrable Securities covered by such registration statement, and each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such holder or any such underwriter within the meaning of
Section 15 of the Securities Act, and their respective directors, officers, partners, investment advisors, agents and affiliates, against any losses, claims, damages or liabilities, joint or several, to which such holder or underwriter or any such director, officer, partner, investment advisor, agent, affiliate or controlling person may become subject under the Securities Act or common law or otherwise, including, without limitation, reasonable costs of investigation and subject to Section 3 hereof, reasonable fees and expenses of legal counsel, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement filed by the Company under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading, and the Company will reimburse such holder or underwriter and each such director, officer, partner, investment advisor, employee, agent, affiliate and controlling Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; PROVIDED, HOWEVER, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such holder, underwriter, director, officer, partner, investment advisor, employee, agent, affiliate or controlling Person, as the case may be, expressly for use in the preparation thereof; PROVIDED further, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement of any material fact contained in any such registration statement, preliminary prospectus, final prospectus or summary prospectus contained therein or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading in a prospectus or prospectus supplement, if (i) such untrue statement or omission is completely corrected in an amendment or supplement to such prospectus or prospectus supplement, the seller of the Registrable Securities has an obligation under the Securities Act to deliver a prospectus or prospectus supplement in connection with such sale of Registrable Securities and the seller of Registrable Securities thereafter fails to deliver such prospectus or prospectus supplement as so amended or supplemented prior to or concurrently with the sale of Registrable Securities to the person asserting such loss, claim, damage or liability after the Company has furnished such seller with a sufficient number of copies of the same or (ii) if the seller received written notice from the Company of the existence of such an untrue statement or such an omission and the seller continued to dispose of Registrable Securities prior to the time of the receipt of either (a) an amended or supplemented prospectus or prospectus supplement that completely corrected the untrue statement or the omission or (b) a notice from the Company that the use of the existing prospectus or prospectus supplement may be resumed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any such director, officer, partner, investment advisor, employee, agent, affiliate or controlling person and shall survive the transfer of such securities by such seller.

          (b) INDEMNIFICATION BY THE SELLERS. As a condition to including any Registrable Securities in any registration statement, the Company shall have received an undertaking satisfactory to it from the prospective seller of such Registrable Securities, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 2.7(a)) the Company, and each director of the Company, each officer of the Company and each other Person, if any, who participates as an underwriter in the offering or sale of such securities and each other Person who controls the Company or any such underwriter within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such seller expressly for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement; PROVIDED, HOWEVER, that (A) the indemnifying party shall not be liable in any such case to the extent that any such statement or omission is completely corrected
(x) in the final prospectus, in the case of a preliminary prospectus, or (y) in an amendment or supplement to a prospectus or prospectus supplement (PROVIDED, HOWEVER, that nothing in this clause (y) shall limit the indemnifying party's liability with respect to sales made prior to the receipt by the Company from the indemnifying party of written notice of such an untrue statement or such an omission) and (B) the liability of such indemnifying party under this
Section 2.7(b) shall be limited to the amount of proceeds received by such indemnifying party in the offering giving rise to such liability. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by such holder.

          (c) NOTICE OF CLAIMS, ETC. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in Section 2.7(a) or (b), such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; PROVIDED, HOWEVER, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 2.7, except to the extent that the indemnifying party is materially prejudiced by such failure to give notice. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it may wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; PROVIDED, HOWEVER, that (i) if the indemnified party reasonably believes that it is advisable for it to be represented by separate counsel because there exists or may exist a conflict of interest between its interests and those of the indemnifying party with respect to such claim, or there exist defenses available to such indemnified party that may not be available to the indemnifying party, or (ii) if the indemnifying party shall fail to assume responsibility for such defense, the indemnified party may retain counsel satisfactory to it and, in the case of clause (i), reasonably satisfactory to the indemnifying party, and the indemnifying party shall pay all fees and expenses of such counsel; PROVIDED FURTHER, that the indemnifying party shall not be deemed to have failed to assume responsibility for such defense if the indemnifying party has not received notice of such claim pursuant to this
Section 2.7(c). In the event an indemnifying party elects not to assume, or shall not be entitled to assume because of a conflict of interest between its interests and those of the indemnified party, the defense of a claim, such indemnifying party shall not be obligated to pay the fees and expenses of more than one counsel or firm of counsel in any jurisdiction in any one legal action or group of related legal actions for all parties indemnified by such indemnifying party in respect of such claim, unless in the reasonable judgment of any such indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties in respect of such claim. No indemnifying party shall be liable for any settlement of any action or proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed.
No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation or that requires action other than the payment of money by the indemnifying party.

          (d)  CONTRIBUTION.  If the indemnification provided for in this
Section 2.7 shall for any reason be held by a court to be unavailable to an indemnified party under Section 2.7(a) or (b) hereof in respect of any loss, claim, damage or liability, or any action in respect thereof, then, in lieu of the amount paid or payable under Section 2.7(a) or (b), the indemnified party and the indemnifying party under Section 2.7(a) or (b) shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating the same), (i) in such proportion as is appropriate to reflect the relative fault of the Company and the prospective sellers of Registrable Securities covered by the registration statement that resulted in such loss, claim, damage or liability, or action or proceeding in respect thereof, with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action or proceeding in respect thereof, as well as any other relevant equitable considerations or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as shall be appropriate to reflect the relative benefits received by the Company and such prospective sellers from the offering of the securities covered by such registration statement; PROVIDED, HOWEVER, that for purposes of this clause (ii), the relative benefits received by the prospective sellers shall be deemed not to exceed the amount of proceeds received by such prospective sellers. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Such prospective sellers' obligations to contribute as provided in this Section 2.7(d) are several in proportion to the relative value of their respective Registrable Securities covered by such registration statement and not joint. In addition, no

Person shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or claim effected without such Person's consent, which consent shall not be unreasonably withheld.

          (e) OTHER INDEMNIFICATION. Indemnification and contribution similar to that specified in the preceding subdivisions of this Section 2.7 (with appropriate modifications) shall be given by the Company and each holder of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority other than the Securities Act.

          (f) INDEMNIFICATION PAYMENTS. The indemnification and contribution required by this Section 2.7 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

          3. EXPENSES. The Company will pay all Registration Expenses in connection with the Initial Shelf Registration, any Subsequent Shelf Registration and any registration effected pursuant to Section 2.3. The Company will pay all Registration Expenses in connection with three registrations of Registrable Securities requested pursuant to section 2.2 by the Initiating Holders, PROVIDED that the Company will pay all Registration Expenses in connection with registrations requested pursuant to section 2.2 which are not deemed to be effected within the meaning of subdivision (c) of section 2.2. All Registration Expenses in connection with each subsequent registration of Registrable Securities requested by one or more holders pursuant to section 2.2 shall be apportioned among the holders of all Registrable Securities and other securities requesting or joining in such registration, on the basis of the respective amounts of securities then being registered by such holders or on their behalf.

          4. RULES 144 AND 144A. The Company will file the reports required to be filed by it under the Securities Act and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, will, upon the request of any holder of Registrable Securities, make publicly available other information), and will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (A) Rule 144 under the Securities Act, as such

Rule may be amended from time to time, (b) Rule 144A under the Securities Act, as such Rule may be amended from time to time or (c) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such requirements.

          5.  HOLDBACK AGREEMENTS.

          (a) RESTRICTIONS ON PUBLIC SALE BY HOLDERS OF REGISTRABLE SECURITIES. Each holder of Registrable Securities agrees not to effect any public sale or distribution (including sales pursuant to Rule 144, Rule 144A and Regulation S) of any equity securities of the Company or of any securities convertible into or exchangeable or exercisable for such equity securities, during the period beginning on the later of (i) the effective date of any registration statement relating to a registration pursuant to section 2.2 or 2.3 of this Agreement involving an underwritten offering or involving an underwritten offering by the Company of equity securities and (ii) the date on which such holder shall have received notice of such effective date of any such registration statement and ending on the date 90 following the effective date of such registration statement (except as part of such underwritten offering), unless the underwriters managing such underwritten offering otherwise agree.

          (b)  RESTRICTIONS ON PUBLIC SALE BY THE COMPANY.  The Company agrees
(A) not to effect any public sale or distribution (including sales pursuant to Rule 144A and Regulation S) of any of its equity securities, or any securities convertible into or exchangeable or exercisable for such equity securities (except pursuant to registrations on Form S-4 or Form S-8 or any successor forms), during the 90 day period beginning on the effective date of any registration statement relating to a registration pursuant to section 2.2 or 2.3 of this Agreement involving an underwritten offering in which Registrable Securities are included (except as part of such underwritten offering), unless the underwriters managing such offering otherwise agree, and (ii) to cause each holder of its Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144, Rule 144A and Regulation S) of any such securities during such period (except as part of such underwritten offering, if otherwise permitted), unless the underwriters managing such offering otherwise agree.

          6. Amendment and Modification. This Agreement may be amended, modified or supplemented by the Company with the written consent of the Initiating Holders and a majority (by number of shares, including Registrable Securities issuable upon conversion or exchange of other securities) of any other holder of Registrable Securities whose interests would be adversely affected by such amendment. Each holder of any Registrable Securities at the time shall be bound by any consent authorized by this section 6, whether or not such Registrable Securities shall have been marked to indicate such consent.

          7. NOMINEES FOR BENEFICIAL OWNERS. In the event that any Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election, be treated as the holder of such Registrable Securities for purposes of any request or other action by any holder or holders of Registrable Securities pursuant to this Agreement or any determination of any number or percentage of Registrable Securities held by any holder or holders of Registrable Securities contemplated by this Agreement. If the beneficial owner of any Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Securities.

          8. NOTICES. All notices, requests, demands, waivers and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if delivered personally, mailed, certified or registered mail with postage prepaid, sent by next-day or overnight mail or delivery or sent by telecopy or telegram, as follows:

     (a)  If to the Company, to it at:

               11601 Wilshire Boulevard
               12th Floor
               Los Angeles, California  90025
               Telephone:  (310) 478-4456
               Facsimile:  (310) 478-1267

               Attention:  Robert P. Bermingham,
                           General Counsel and Secretary

               With a copy to:

               Debevoise & Plimpton
               875 Third Avenue
               New York, New York  10022
               Telephone:  (212) 909-6000
               Facsimile:  (212) 909-6836

               Attention:  Barry Mills, Esq.

     (b)  If to Westfield Holdings, to it at:

               Level 24 Westfield Towers
               100 William Street
               Sydney NSW
               Telephone:  (612) 9358-7000
               Facsimile:  (612) 9358-7077

               Attention:  Timothy Walsh, Esq.
                           General Counsel

          With a copy to:

               Debevoise & Plimpton
               875 Third Avenue
               New York, New York  10022
               Telephone:  (212) 909-6000
               Facsimile:  (212) 909-6836

               Attention:  Barry Mills, Esq.

     (c) if to any other holder of Registrable Securities, at its address as it appears on the transfer books of the Company.

          All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial overnight courier service; and when receipt is acknowledged, if telecopied.

          9. REMEDIES. The holders of Registrable Securities, in addition to being entitled to exercise all rights granted by law, including recovery of damages, shall be entitled to specific performance of their rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

          10. NO INCONSISTENT AGREEMENTS. The Company will not, on or after the date of this Agreement enter into any agreement with respect to its securities that is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof.

          11.  MISCELLANEOUS.

          (a) SUCCESSORS, ASSIGNS AND TRANSFEREES. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. In addition, the provisions of this Agreement which are for the benefit of a holder of Registrable Securities shall be for the benefit of and enforceable by any subsequent holder of any Registrable Securities, PROVIDED that such subsequent holder shall agree to be bound by the provisions of this Agreement. Notwithstanding any transfer of such rights, all of the obligations of the Company hereunder shall survive any such transfer and shall continue to inure to the benefit of all transferees.

          (b) GOVERNING LAW. This Agreement and the rights and obligations of the parties hereunder and the persons subject hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York, without giving effect to the choice of law principles of such State.

          (c) INVALIDITY OF PROVISION; SEVERABILITY. The invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction. If any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, it being intended that all of the rights and privileges of the holders of Registrable Securities shall be enforceable to the fullest extent permitted by law.

          (d) HEADINGS; EXECUTION IN COUNTERPART. The headings and captions contained herein are for convenience and shall not control or affect the meaning or construction of any provision hereof. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and which together shall constitute one and the same agreement.

          (e) ENTIRE AGREEMENT. This Agreement is intended by the parties hereto as a final expression of their agreement and intended to be a complete and exclusive statement of their agreement and understanding in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.



[Remainder of page intentionally left blank.]

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the date first above written.

                                       WESTFIELD AMERICA, INC.


                                       By: _______________________________
                                           Name:
                                           Title:


                                       WESTFIELD HOLDINGS LIMITED


                                       By: _______________________________
                                           Name:
                                           Title: